UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006
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                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       0-22342                      56-1838519
  --------------                 ------------             ----------------------
  State or Other                  Commission                  I.R.S. Employer
  Jurisdiction of                 File Number              Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

                                 (336) 723-1282
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /Written  communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

/ /Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ /Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

/ /Pre-commencement  communications pursuant to Rule 13c-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 26, 2006 the registrant issued a press release announcing its results of operations for the quarter ended December 31, 2005. This release is furnished as exhibit 99 hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished with this document and is not filed:

       Number   Exhibit
       ------   -------

        99    Press Release issued by Triad Guaranty Inc dated January 26, 2006








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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRIAD GUARANTY INC.


      Date:  January 26, 2006           By: /s/ Kenneth S. Dwyer
                                        ----------------------------
                                        Kenneth S. Dwyer
                                        Vice President and Chief
                                          Accounting Officer








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